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                           STANDARD OFFICE BUILDING
                                LEASE AGREEMENT


STATE OF    TEXAS
        --------------
COUNTY OF DALLAS
         -------------

     THIS AGREEMENT, entered into this  13th  day of  February , 1990. between
                                       ------        ----------    --

                                  1. LANDLORD

                         AETNA LIFE INSURANCE COMPANY
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herein designated as Landlord, and

                                   2. TENANT

                          CPS BUSINESS SYSTEMS, INC.
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herein designated as Tenant.

                              3. LEASED PREMISES

     Landlord, in consideration of covenants and agreements to be performed by Tenant and upon terms and conditions hereinafter stated, does hereby lease to Tenant suite number(s) 500 on floor(s) fifth floor (5th) of the building known
                      -----            --------------------
as  3400 Carlisle  , located at  3400 Carlisle  (hereinafter called the "Leased
   ----------------             ---------------
Premises") on a tract of land situated in the City of    DALLAS      ,
                                                      ---------------
State of Texas , as described in Exhibit  "A"  attached hereto. The number of
        -------                          -----
square feet contained in the Leased Premises is approximately  11,640 square
                                                              --------
feet.

                                    4. TERM

     For term of SEE ADDENDUM "A"  , beginning on _________________________ and
                -------------------
ending on ____________________________, to be continuously used and occupied during term of this Lease by the Tenant for no other purpose than:

                                    5. USE

General office for the conduct of selling, installing, and maintaining
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proprietary software.
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     This Lease is conditioned upon faithful performance by Tenant of the following agreements, covenants, rules and regulations, herein set out and agreed to by Tenant.

                                6. BASE RENTAL

     In consideration of this Lease, Tenant promises to pay Landlord, in Dallas,
Texas, the sum of        SEE ADDENDUM "A"                             DOLLARS
                  ---------------------------------------------------

                            7. ADJUSTMENT OF RENTAL
     SEE ADDENDUM "B"

                                8. LATE CHARGE

     Tenant agrees to pay Landlord an additional amount of 3% of any sum owing by Tenant under this Lease if such sum is not in Landlord's office or postmarked by midnight of the 10th day following the date on which such sum became due for the extra expenses involved in handling delinquent payments. A $10.00 charge will be assessed by Landlord for every returned check.

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                            9. SERVICE BY LANDLORD

     Landlord agrees to furnish Tenant, while occupying premises, water - hot, cold and refrigerated - at those points of supply provided for general use of tenants; electric current for ordinary office use; heated and refrigerated air conditioning in season, at such times as Landlord normally furnishes these services to all tenants of building, and at such temperatures and in such amounts as are considered by Landlord to be standard, such service on Saturdays, Sundays and holidays to be optional on part of Landlord; elevator and janitor service and electric lighting service for all public areas and special service areas of building in the manner and to the extent deemed by Landlord to be standard; but failure to furnish or any interruption of these services, from any cause whatsoever, shall not make Landlord liable for damage or loss to person, property or Tenant's business; shall not be considered an eviction of Tenant; shall not entitle Tenant to any refund or reduction of rent, and shall not relieve Tenant from compliance with any term or provision of this Lease. Landlord shall use reasonable diligence to repair promptly any malfunction of the building improvements or facilities but Tenant shall have no claim for rebate or abatement of rent for damages resulting from such repair or from any interruptions in service occasioned by such repair, unless resulting from negligence of Landlord, its employees, agents, assignees or licensees.

                         10. PAYMENTS AND PERFORMANCE

     Tenant agrees to pay all rents and all other sums required to be paid to Landlord at the times and in the manner provided in this Lease. The obligation of Tenant to pay rent is an independent covenant and under no circumstances shall Tenant be released from its obligation to pay rent.

                           11. REPAIRS AND RE-ENTRY

     Tenant will maintain the interior of the Leased Premises in sound condition, at Tenant's own expense, and shall repair, using only contractors approved by Landlord, any damage done to the building or any part of the building by Tenant or Tenant's agents, employees and invitees. If Tenant fails to make such repairs promptly, within 15 days of occurrence, Landlord shall have the option to make such repairs itself and Tenant shall reimburse Landlord for the cost of the repairs on demand. Tenant shall not commit nor allow any waste or damage to be committed on any part of the interior of the Leased Premises, and at the time of termination of this Lease, shall deliver the Leased Premises to Landlord in as good condition as existed on date of Tenant's possession, ordinary wear and tear damage to casualty and condemnation excepted, and Landlord shall have the right to re-enter and resume possession.

                          12. ASSIGNMENT - SUBLETTING

     Tenant shall not assign or mortgage this Lease or any right under or interest in it; allow same to be assigned by operation of law or otherwise; sublet the Leased Premises of any part thereof, or allow any other person to occupy or use the Leased Premises or any part thereof in place of Tenant without the prior written consent of Landlord. Any such assignment mortgage or subletting without Landlord's consent, such consent not to be unreasonably withheld, conditioned or delayed, shall be void and shall, at Landlord's option, constitute a breach of this Lease. Nothwithstanding approval by Landlord of any subletting or assignment by Tenant, Tenant, any guarantor of Tenant's obligations under this Lease and cash assignee and subtenant shall remain fully responsible and liable for payment of the rent required under this Lease and for compliance with all of Tenant's other obligations. Consent of Landlord to any assignment, mortgage or subletting shall constitute approval only as to that specific assignment, mortgage or subletting, and none other.

                    13. ALTERATIONS AND ADDITIONS BY TENANT

     Tenant shall make no alterations, additions or improvements to the Leased Premises, including the installation of trade fixtures, without the prior written consent of Landlord, Landlord may impose, as a condition of its consent, requirements as to the manner in which, the times at which, and the contractor by whom such work shall be done, except as otherwise provided herein. All ???? permanent alterations, additions or improvements, including trade fixtures, shall be made by Tenant at its sole cost and expense, shall be part of the building, shall become the property of Landlord at the time they are placed on the Leased Premises, and shall be surrendered with the Leased Premises upon termination of this Lease. Landlord may, however, by written notice to Tenant given at least 30 days prior to the end of the term, require Tenant to remove all partitions, counters, railing and the like installed by Tenant and to repair any damage to the premises caused by such removal. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims for mechanics, materialmen or other liens in connection with any alterations, additions or improvements, including trade fixtures. In addition, Tenant shall, if required by Landlord, furnish such waiver or waivers or lien in form and with surety satisfactory to Landlord before commencing any work on such alterations, additions or improvements, including trade fixtures. Landlord reserves the right to enter the Leased Premises for the purpose of posting any notices of nonresponsibility as may be permitted by law or desired by Landlord.

          14. LEGAL USE - VIOLATIONS OF INSURANCE COVERAGE - NUISANCE

     Tenant will not use the Leased Premises nor allow the Leased Premises to be used or any purpose other than that stated in this Lease or for any purpose which is unlawful; disreputable; or extra-hazardous on account of fire, explosion or other casualty; nor permit any act which would void the fire and casualty insurance on the building or its contents. If insurance rates on the building or its contents are increased due to action, conduct or business of Tenant, Tenant will pay such amount of insurance rate increase to Landlord on demand. Tenant will not create a nuisance, interfere with, annoy or disturb other tenants or Landlord, nor allow Tenant's agents, employees or invitees to do so.

                           15. LAWS AND REGULATIONS

     Tenant will maintain the Leased Premises in a clean and healthful condition and will comply with all laws, ordinances, orders, rules and regulations of any governmental authority having jurisdiction over the use, conditions or occupancy of the Leased Premises.

                          16. INDEMNITY AND LIABILITY

     Except for any tenant finish items identified during Tenant's walk-through inspection prior to Tenant occupancy, by moving into the Leased Premises, Tenant acknowledges that the premises are received by it in a good state of repair, accepts the premises as suitable for the purposes for which same are leased, waives any and all delects of the premises and assumes all risks of damage to persons, property or Tenant's business. Landlord shall not be liable for any injury to person, damage to property or to Tenant's business arising from any acts or omissions of Landlord or from any cause whatsoever except Landlord's gross negligence or willful wrong. Tenant will indemnify and hold Landlord harmless from all suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from any occurrence upon the Leased Premises, from use or occupancy by Tenant of the Leased Premises, and from any acts or omissions of Tenant, its agents, contractors, employees or invitees. In addition, if Landlord should, without fault on its part, be made a party to any action by or against Tenant, Tenant shall pay all costs, expenses and reasonable attorney's fees of Landlord.

                             17. RULES OF BUILDING

     Tenant, Tenant's agents, employees and invitees will comply fully with all building rules and regulations which are attached to this Lease and made a part of it by this reference Landlord may amend or change the rules and regulations as it may deem advisable so long as such amendments or changes do not conflict with the term of the lease and are uniformly applied to all tenants, to provide for the safety, protection, care and cleanliness of the building, and Landlord shall give Tenant a written copy of all such rules and amendments.

                     18. ENTRY FOR REPAIRS AND INSPECTION

     Landlord and its agents and representatives may enter the Leased Premises at any reasonable hour or at any time during emergencies to inspect ???? and make repairs, alterations or additions as Landlord deems necessary. Tenant will not be entitled to reduction or abatement of rent due to landlord's ???? for such purposes.

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                               19.  CONDEMNATION

     If the Leased Premises shall be taken or condemned in whole or in part for public purposes, or transferred by agreement in connection with or under threat of condemnation, this Lease shall, at Landlord's option, terminate at the time the title is transferred. Tenant shall not be entitled to any portion of the condemnation award or of any compensation paid for any transfer by agreement, but Tenant may file a claim for any taking of fixtures and improvements owned by it and for moving costs.

     Tenant recognizes Landlord's statutory lien but Landlord agrees to be subordinate to Tenant's bank.

                            21.  ABANDONED PROPERTY

     All of Tenant's furniture, movable trade fixtures and personal property not removed from the Leased Premises within 5 days of Landlord's written request at the termination of this Lease, whether such termination occurs by lapse of time or otherwise, shall be conclusively presumed abandoned by Tenant, and Landlord may declare such property to be the property of Landlord or may dispose of the property by any method it deems advisable. Landlord's rights under this paragraph shall be cumulative of its rights under Section 20 above.

                               22. HOLDING OVER

     It is agreed and understood that any holding over by the Tenant of the Leased Premises at the termination of this Lease whether such termination occurs by lapse of time or otherwise, shall be construed as a tenancy at will at a daily rental equal to 1/30th of an amount equal to 150%, the monthly rental payable during the last month prior to termination of this Lease and shall be Landlord's sole liquidated damages. Such tennacy shall be subject to all other terms and provisions of this Lease except any right of renewal.

                                 23. CASUALTY

     In the event the Leased Premises are damaged by fire or other casualty covered by Landlord's insurance, Landlord shall repair the damage at his expense within a reasonable time. If the damage cannot be repaired within 180 days (as estimated by an architect chosen by Landlord), this Lease may be terminated by either Landlord or Tenant by written notice within 30 days after receipt of the architect's ??????? certification and shall then terminate as of effective as of the note of the casualty. Tenant shall pay all rent due under this Lease, prorated to the date of such termination, and all other sums owing at that time and shall immediately surrender possession of the Leased Premises to Landlord.

     However if the damage can be repaired with 180 days or if it cannot be repaired within such time but neither party exercises its option to terminate this Lease, Landlord shall, within 30 days of such damage, begin to repair the Leased Premises and Landlord's finish and shall proceed with reasonable diligence to restore the Leased Premises and Landlord's finish to the same condition as existed immediately prior to the occurrence of such casualty. The rent shall be abated during the time the premises are unfit for occupancy. Landlord shall not be required to rebuild, repair or replace any of the furniture, equipments, fixtures or other improvements which may have been placed on the Leased Premises by Tenant, in the event any mortgagee under a deed of trust, security agreement or mortgage on the building should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon written notice to Tenant. In the event the building is so badly damaged by fire or other casualty, even though the Leased Premises may not be affected, that Landlord decides, within 90 days after the destruction, not to rebuild or repair the building (such decision being vested exclusively in the discretion of Landlord), then in such event Landlord shall so notify Tenant in writing and this Lease shall terminate as of the time such notice is given, and the Tenant shall pay rent hereunder apportioned to the time such notice is given and shall pay all other obligations of Tenant owing on the date of termination, and Tenant shall immediately surrender the Leased Premises to Landlord. Notwithstanding the foregoing provisions of this Section 23, Tenant agrees that if the Leased Premises or any other part of the building is damaged by fire or other casualty caused by the fault or negligence of Tenant or Tenant's agents, employees or invitees, Tenant shall have no option to terminate this Lease, even if the damage cannot be repaired within 180 days, and the rent shall not be abated or reduced before or during the repair period.

                               24. FORCE-MAJEURE

     In the event Landlord or Tenant shall be delayed, hindered or prevented from the performance of any act required under this Lease by reasons of acts of God; acts of common enemies; fire, storm, flood, explosion or other casualty; strikes; lockouts; labor disputes; labor troubles; inability to produce materials; failure of power; restrictive governmental laws or regulations; riots insurrection; war; settlement of losses with insurance carriers; injunction; order of any court or governmental authority; or other cause not within the reasonable control of Landlord, then the performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

                                 25. INSURANCE

     A. Subrogation: Landlord and Tenant hereby waive and release any and all rights, claims, demands and causes of action each may have against the other on account of any loss or damage occasioned to Landlord or to Tenant as the case may be, their respective businesses, properties, real and personal, the Leased Premises or its contents, arising from any risk or peril covered by any insurance policy carried by either party. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) in an insurance company (or any other person), each party hereto hereby agrees immediately to give to its respective insurance companies written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed if necessary, to prevent the invalidation of said insurance coverages by reason of said waivers. This provision shall be cumulative of
Section 16.

     B. Liability Insurance: Tenant shall procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring Tenant and Landlord against any and all liability for property damage or injury to or death of person or persons occasioned by or arising out of or in connection with the use or occupancy of the Leased Premises, the limits of such policy or policies to be in no amount not less than $300,000 with respect to injuries to or death of any one person, in an amount not less than $300,000 with respect to any one accident or disaster, and in an amount not less than $100,000 with respect to property damaged or destroyed. Tenant shall furnish evidence satisfactory to Landlord of the maintenance of such insurance and shall obtain a written obligation on the part of each insurance company to notify Landlord at least 10 days prior to cancellation of such insurance.

                       26. TRANSFER OF LANDLORD'S RIGHTS

     Landlord shall have the right to transfer and assign in whole or in part, all and every feature of its rights and obligations under this Lease and in the building and property referred to in this Lease. In such event Landlord shall be released from any further obligation under this Lease and Tenant agrees to look solely to Landlord's successor for the performance of such obligations. Landlord agrees to transfer the Security Deposit to any successor Landlords.

                                27. BANKRUPTCY

     Bankruptcy. Insolvency or inability to pay its debts as such become due of Tenant or any guarantor of this Lease; filing by or against Tenant or any guarantor in any court pursuant to any statute either of the United States or of any State of a petition in bankruptcy or insolvency or for reorganization;

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arrangement or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantor's property; or the making by Tenant or any, such guarantor of an assignment for the benefit of creditors, shall constitute a default by Tenant under this Lease and this Lease shall terminate, Tenant shall then Immediately surrender the Leased Premises to Landlord. If Tenant fails to do so, Landlord may expel or remove Tenant and its property and retake possession of the Leased Premises without liability for any prosecution or any claim for damages by reason of such re-entry. Tenant further agrees to indemnify Landlord for all loss and damage suffered by Landlord by reason of such termination, including loss of rental for the remainder of the lease term.

                                  28. DEFAULT

     The following shall also constitute events of default by Tenant under this
     Lease:

     (a) Tenant's failure to pay rent and other sums payable by Tenant under this Lease within five (5) days of the due date.
     (b) Tenant's failure to comply with other provisions of this Lease, within thirty (30) days of written notice of such failure to comply.
     (c) Tenant's desertion or abandonment of a substantial part of the Leased Premises.

                                 29. REMEDIES

     A. Upon the occurrence of any of the events of default listed in Section 28 above, Landlord shall have the option to take any one or more of the following actions without notice or demand in addition to and not in limitation of any other remedy permitted by law or by this Lease:

     (1) Terminate this Lease, at which time Tenant shall immediately surrender the Leased Premises to Landlord. If Tenant fails to do so, Landlord may expel or remove Tenant and its property and retake possession of the Leased Premises without liability for any prosecution or any claim for damages by reason of such re-entry. Tenant further agrees to indemnify Landlord for all loss and damage suffered by Landlord by reason of such termination, including loss or rental for the remainder of the lease term.
     (2) Enter upon and take possession of the Leased Premises as Tenant's agent without terminating this Lease and without liability to prosecution of any claim for damages by reason of such re-entry, and relet the Leased Premises as Tenant's agent and receive rent therefor. Tenant agrees to pay Landlord on demand for any costs incurred by Landlord through such reletting, including costs of renovating or repairing the Leased Premises for a new tenant and for any deficiency that may arise between amount of rent due for the remainder of Tenant's lease and that received by Landlord from reletting the Leased Premises. It is expressly understood and agreed, however, that Landlord shall have to use its best efforts to relet the Leased Premises, and however Landlord's failure to do so shall not release or affect Tenant's liability for rent or damages.
     (3) Landlord may do whatever Tenant is obligated to do under the terms of this Lease and in order to accomplish this purpose Landlord may enter the Leased Premises without liability to prosecution or any claim for damages therefor. Tenant shall reimburse Landlord for any expenses Landlord may incur in effecting compliance with this Lease on Tenant's behalf. Tenant further agrees that Landlord shall not be liable for any damages which may result to Tenant from such action by Landlord, whether caused by Landlord's negligence or otherwise.

     B. Upon the occurrence of the default event stated in Section 28(a) above, Landlord shall have the option, in addition to and not in limitation of any other remedy permitted by law or by this Lease, of declaring the entire amount of rent for the remainder of the lease term due and payable immediately; without terminating this Lease, as liquidated and agreed damages for the payment of costs and expenses that Landlord will incur in regaining possession, restoring or reletting the Leased Premises. It is understood and agreed that the actual determination of Landlord's costs and expenses is not leasible and that the amount of rent for the remainder of the lease term represents a reasonable estimate of such cost.

                                 30. NO WAIVER

     No action by Landlord or its agents shall constitute an acceptance of an attempted surrender of the Leased Premises and no agreement to accept such a surrender of the Leased Premises shall be valid unless in writing. Re-entry of the Leased Premises by Landlord shall not constitute an election by Landlord to terminate this Lease unless Landlord so notifies Tenant in writing. Acceptance of rent by Landlord following the occurrence of an event of default shall not waive such default, nor shall the receipt by Landlord of rent from any assignee, subtenant or occupant of said premises other than Tenant be deemed a waiver of
Section 12 of this Lease. Landlord's waiver of any default or breach of the terms of this Lease (including any violation or failure to enforce the Building Rules attached hereto) or failure by Landlord to enforce one or more of the remedies provided herein upon such default or breach shall not constitute a waiver of any other default or breach of this Lease. No provision of this Lease shall be deemed waived by Landlord unless evidenced in writing. Landlord's rights and remedies under this Lease shall be cumulative of every other right or remedy Landlord may have otherwise at law or in equity, and Landlord's exercise of one or more of the rights of remedies shall not bar or in any way impair Landlord's exercise of other rights and remedies.

                               31. SUBORDINATION

     This Lease and all rights of the Tenant hereunder are subject and subordinate to any deeds of trust, mortgages or other instruments of security which do now or may hereafter cover the building and the land or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deeds of trust, mortgages or instruments of security. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, from time to time, upon demand, execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the judgment of Landlord may be necessary or proper to confirm or evidence such subordination, and Tenant hereby irrevocably appoints Landlord as Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging and delivering any such instruments and certificates. This Lease and all rights of Tenant hereunder are further subject and subordinate to all ground or primary leases in existence at the date hereof and to any and all supplements, modifications and extensions thereof heretofore or hereafter made. However, notwithstanding the foregoing provisions of this Section 31, Tenant agrees that any such mortgagee shall have the right at any time to subordinate any such deeds of Trust, mortgages or other instruments of security to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Tenant further agrees, upon demand by Landlord's mortgagee at any time, before or after the institution of any proceedings for the foreclosure of any such deeds of trust, mortgages or other instruments of security, or sale of the building pursuant to any such deeds of trust, mortgages or other instrument of security, to attorn to such purchaser upon any such sale and to recognize such purchaser as Landlord under this Lease. This agreement of Tenant to attorn upon demand of Landlord's mortgagee shall survive any such foreclosure sale or trustee's sale. Tenant shall upon demand at any time or times, or after any such foreclosure sale or trustee's sale, execute, acknowledge and deliver to Landlord's mortgagee any and all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment, and Tenant hereby irrevocably appoints Landlord's mortgagee as Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging and delivering any such instruments and certificates.

                           32. ESTOPPEL CERTIFICATES

     Tenant agrees to furnish from time to time when requested by Landlord or the holder of any deed of trust or mortgage covering the land and building or any interest of Landlord therein, a certificate signed by Tenant to the effect that this Lease is then presently in full force and effect and unmodified: that the term of this Lease has commenced and the full rental is then accruing hereunder: that Tenant has accepted possession of the Leased Premises and that any improvements required (if any) by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant: that no rent under this Lease has been paid more than 30 days in advance of its due date; that the address for notices ? be sent to Tenant is as set forth in this Lease; that Tenant, as of the date of such certificate, has no charge, lien or claim of offset under this Lease or otherwise against rents or other charges due or to become due hereunder; and that to the knowledge of Tenant, Landlord is not then in default under this Lease. The certificate shall also contain an agreement by Tenant with such holder that from and after the date of such certificate. Tenant will not pay any rent under this Lease more than 30 days in advance of its due date, will not surrender or consent to the modification of any of the terms of this Lease nor to the termination of this Lease by Landlord, and will not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission to

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the holder of such deed of trust or mortgage (at such holder's last address furnished to Tenant) and until a reasonable period of time shall have elapsed following the giving of such notice, during which period such holder shall have the right, but shall not be obligated, to remedy such act or omission: provided, however, that (i) the agreement of Tenant described in this sentence will be of no effect under such certificate unless Tenant is furnished by such holder with a copy of any assignment to such holder of Landlord's interest in this Lease within 120 days after the date of such certificate, and (ii) the agreement of Tenant with such holder that is embodied in such certificate shall terminate upon the subsequent termination of any such assignment.

                        33.  JOINT AND SEVERAL LIABILITY

     The obligations imposed upon Tenant (if more than one) under this Lease shall be joint and several. Landlord may proceed against guarantor without first proceeding against Tenant, and no guarantor shall be released from its guaranty for any reason, including, but not limited to, any amendment of this Lease, any waiver of Landlord's rights, failure of Landlord to give Tenant or any guarantor any notices, or release of any party liable for payment and performance of Tenant's obligations under this Lease.

                             34.  ATTORNEY'S FEES


     If Landlord or Tenant brings any action under this Lease or consults or places this Lease or any amount payable under it with an attorney for the enforcement of any of Landlord's rights under this Lease, the prevailing party agrees to pay reasonable attorney's fees and other costs and expenses incurred.

                             35.  QUIET POSSESSION

     Landlord hereby covenants that Tenant, upon payment of rent as provided under this Lease and performing all other agreements contained in this Lease, shall and may peacefully have, hold and enjoy the Leased Premises.

                              36.  BUILDING NAME

     Tenant may use the present name of the building in the name of its business and in its business address, provided, however, that Landlord reserves the right to change the name of the building at any time without prior notice to Tenant. Tenant agrees to immediately cease use of the building name in connection with its business upon termination of this Lease, by lapse of time or otherwise.

                                 37.  PARKING

                   SEE PARKING RENTAL AGREEMENT, ADDENDUM C

                                 38.  NOTICES

     Any notice required or permitted to be given by one party to the other under this Lease shall be in writing and shall be effective when deposited pursuant hereto with the United States Mail, Certified or Registered Mail, Return Receipt Requested, postage prepaid, addressed as follows:

If to LANDLORD: Aetna Life                    If to TENANT:  CPS Business
                Insurance Company                            Systems, Inc.
                14785 Preston Road,                          3400 Carlisle,
                Suite 275                                    Suite 500
                Dallas, Texas 75240                          Dallas, Texas 75204

     Either party may change its address as designated above by written notice to the other party.

                           39.  FINANCIAL STATEMENTS

     Tenant shall furnish Landlord from time to time when requested by Landlord the most recent statement of financial condition in Tenant's possession, of Tenant prepared by an independent certified public accountant and in form reasonably satisfactory to Landlord.

                          40.  LEASEHOLD IMPROVEMENTS

     In the event the Leased Premises are not ready for occupancy for reasons other than any delay in the installation of Tenant's leasehold improvements due to any changes or additions ordered by Tenant, then the rent hereinabove provided shall abate and not commence until the date the leasehold improvements to the Leased Premises are substantially complete; but such abatement of rent shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Leased Premises not being ready for occupancy by Tenant on the lease commencement date. If the Leased Premises are not ready for occupancy by Tenant on the lease commencement date, the term of this Lease shall be extended by the period of time which elapses between the lease commencement date and the date the Leased Premises are ready for occupancy by Tenant, and the parties agree to execute an agreement between them confirming any such extension of the lease term.

                             41.  ENTIRE AGREEMENT

     Tenant agrees that as a material consideration for execution of this Lease there are no oral representations, understanding, stipulations or promises pertaining to this agreement that are not incorporated in this Lease, and it is also agreed that this Lease shall not be altered, waived, amended or extended except by written agreement signed by both parties, unless expressly provided otherwise in this Lease.

                               42.  SEVERABILITY

     If any provision of this Lease is illegal, invalid or unenforceable under present or future laws during the term of this Lease, it is the intention of both parties that the remainder of this Lease shall not be affected, and that a clause be added to this Lease as similar to such invalid or unenforceable clause as possible and be legal, valid and enforceable.

                                 43.  CAPTIONS

     The captions of each paragraph of this Lease are added as a matter of convenience only and shall not be considered in the construction or interpretation of any part of this Lease.

                              44.  BINDING EFFECT

     The provisions of this Lease shall be binding upon and inure to the benefit of Landlord and Tenant, respectively, and to their heirs, personal, representatives, successors and assigns, subject to the provisions of Section 26 above.

================================================================================

                             45.SPECIAL CONDITIONS

Exhibit "A"        Legal Description
Exhibit "B"        Floorplan
Exhibit "C"        Leasehold Improvements
Addendum "A"       Special Provisions
Addendum "B"       Adjustment to Rental
Addendum "C"       Parking Rental Agreement










     IN WITNESS WHEREOF, this Lease is entered into by the parties hereto on the date and year first set forth above.

TENTANT

   CPS BUSINESS SYSTEMS INC.
--------------------------------------------------------------------------------

By:/s/ Clayton B. Callaway
   ------------------------------
   Clayton B. Callaway
Title: President & Chief Executive Officer
       --------------------------

LANDLORD:

  AETNA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

By:/s/ Joseph E. Gaukler
   ------------------------------
   Joseph E. Gaukler

Title: Assistant Vice President
      ---------------------------

                           CORPORATE ACKNOWLEDGEMENT


STATE OF ________________________

COUNTY OF _______________________

      BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared _________________________________________
______________________, whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said ___________________ _____________, a corporation, and that he/she executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL, OF OFFICE this ________ day of _____________ _________________, 19___.

(SEAL)                   ______________________________________________________
                         Notary Public in and for                  County.


                          INDIVIDUAL, ACKNOWLEDGMENT


STATE OF _______________________

COUNTY OF ______________________

     BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared ________________________________________
___________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this _________ day of _____________ ______________, 19___.

(SEAL)                   _______________________________________________________
                         Notary Public in and for                  County.

================================================================================

                     BUILDING RULES AND AGREED REGULATIONS

     1. Tenant agrees to make deposit, in amount fixed by Landlord from time to time, for each key issued by Landlord to Tenant for its offices, and upon termination of lease contract, to return all keys to Landlord. Landlord will refund amount deposited on each key returned.

     2. Tenant will refer all contractors, contractor's representatives and Installation technicians, rendering any service to Tenant to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in building including installations of telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of building.

     3. Movement in or out of building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which requires use of elevators of stairways, or movement through building entrances or lobby shall be restricted to hours designated by Landlord. All such movement shall be under supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant will include determination by Landlord and subject to its decision and control, time, method, and routing of movement, limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into building. Tenant is to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property, and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for Tenant from time of entering property to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for Tenant.

     4. No signs will be allowed in any form on exterior of building or windows inside or out, and no signs except in uniform location and uniform style fixed by Landlord will be permitted in the public corridors or on corridors doors or entrances to Tenant's space. All signs will be contracted for by Landlord for Tenant at the rate fixed by Landlord from time to time, and Tenant will be billed and pay for such service accordingly.

     5. No portion of Tenant's area or any other part of building shall at any time be used or occupied as sleeping or lodging quarters.

     6. Tenant shall not place, install or operate on leased premises or in any part of building, any engine, stove, or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about premises any explosives, gasoline, kerosene, oil, acids, caustics or any other inflammable, explosive, or hazardous material without written consent of Landlord, except for the equipment used in Tenant's daily conduct of business in selling, installing & maintaining proprietary software.

     7. Landlord will not be responsible for lost or stolen personal property, equipment, money, or jewelry from Tenant's area of public rooms regardless of whether such loss occurs when area is locked against entry or not.

     8. No birds or animals shall be brought into or kept in or about building.

     9. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person, nor contract with or render free or paid services to any Tenant or Tenant's agents, employees, or invitees.

     10. Landlord will not permit entrance to Tenant's offices by use of pass keys controlled by Landlord, to any person at any time without written permission by Tenant except employees, contractors, or service personnel directly supervised by Landlord.

     11. None of the entries, passages, doors, elevators, elevator doors, hallways or stairways shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas, or such areas be used at any time except for access or egrees by Tenant, Tenant's agents, employees, or invitees.

     12. The Landlord desires to maintain the highest standards of environmental comfort and convenience for the tenantry. It will be appreciated if any undesirable conditions or lack of courtesy or attention are reported directly to the management.

     13. Tenant shall have access to the building twenty-four (24) hours per day, seven (7) days a week.

          After-hours HVAC will be assessed at $15.00 per hour.

                               SECURITY DEPOSIT

Amount:  $ 11,290.80
          ---------------

     The security deposit shall be payable on the date of Tenant's execution of this Lease and shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's obligations under this Lease. It is expressly understood that the security deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant or upon termination of this Lease. Landlord may comm??? the security deposit with Landlord's other funds, Landlord may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrearages of rent or to satisfy any other obligation of Tenant hereunder. Following any such application of the security deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the security deposit remaining after any such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Leased Premises during the term of this Lease, Landlord may assign the security deposit to the transferee and thereafter shall have no further liability for the return of such security deposit.

                                  EXHIBIT "A"

                               Legal Description
                               -----------------

Being LOT 1B, BLOCK 2/973 of a Second Replat of the POWER INVESTMENT COMPANY'S SUBDIVISION, an Addition to the City of Dallas, Dallas County, Texas, according to the Map recorded in Volume 84139, Page 1590, Map Records, Dallas County, Texas.

                                  EXHIBIT "B"


                           [FLOOR PLAN APPEARS HERE]

                                  EXHIBIT "C"

                            Leasehold Improvements
                            ----------------------

     Attached hereto and made a part hereof the Lease Agreement dated    day of
February, 1989, between AETNA LIFE INSURANCE COMPANY, (the "Landlord") and CPS BUSINESS SYSTEMS, INC. (the "Tenant").

     Landlord agrees to provide improvements in an amount not to exceed One Hundred Eight Thousand and No/100 Dollars ($108,000.00) to Tenant's space in accordance with the plans and specifications to be provided by Landlord and approved by Tenant.

     Tenant agrees to cooperate with Landlord in the preparation of construction documents for the leasehold improvements to be made to the Leased Premises and Tenant agrees to deliver to Landlord initialled construction documents.

     In the event the cost of the Tenant's Leasehold improvements exceed the allowance stated above, Tenant shall reimburse Landlord for the excess of this allowance upon the substantial completion of the Leased Premise. This cost, together with the cost of any change orders or extras during the course of construction, shall be paid upon substantial completion of such construction.

                                   ADDENDUM A
                              SPECIAL PROVISIONS

Attached hereto and made a part of the Lease Agreement dated the 13th of February, 1990, by and between AETNA LIFE INSURANCE COMPANY (the "Landlord") and CPS BUSINESS SYSTEMS, INC. (the "Tenant").


1.   Commencement Date:
     ------------------

     Tenant shall take occupancy of 4,120 rentable square feet as reflected on the floorplan attached hereto, on April 1, 1990. The Commencement Date for the balance of Tenant's premises, 7,520 rentable square feet, shall be the later of (a) May 1, 1990, or (b) the date of substantial completion of the Premises.

     In the event the construction is completed on the 7,520 rentable square feet prior to the Commencement Date of May 1, 1990, Tenant shall be permitted to take early occupancy of the Premises without payment of rental for a period not to exceed ten (10) calendar days.

2.   Term:
     ----

     Paragraph 4. Term, of the Lease Agreement.

     The lease term for the 4,120 rentable square feet shall be sixty-one (61) months beginning on April 1, 1990 and terminating on April 30, 1995.

     The lease term for the 7,520 rentable square feet shall be sixty (60) months beginning on May 1, 1990 and terminating on April 30, 1995.

3.   Base Rental:
     -----------

     Paragraph 6. Base Rental, of the Lease Agreement

     In consideration of this Lease and without offset, Tenant promises to pay Landlord at office of Landlord in Dallas, Texas, the sum of 636,281.20, in lawful money of the United States of America, payable in monthly amounts of:

April     1, 1990-July 31, 1990   $ 0.00/month
August    1, 1990-August 31, 1990 $3,996.40/month ($11.64/RSF)
September 1, 1990-April 30, 1995  $11,290.80/month ($11.64/RSF)

     Rental shall be payable in advance, without demand, on the first day of each and every calendar month during the term of the Lease. The Security Deposit in the amount of $11,290.80 shall be due upon execution of the Lease and the first (1st) monthly installment shall be due on the Commencement Date of the Lease. The base rental stated herein shall be subject, however, to adjustment as provided in Addendum B of this Lease. Should the term of the Lease begin on a day other than the first day of a calendar month or terminate on a day other than the last day of a calendar month, the rent for such partial month shall be proportionately reduced.

     All rent and sums provided to be paid under the Lease shall be paid to Landlord at the address in Section 38 of this Lease.

4.   Moving Allowance:
     -----------------

     Landlord will provide Tenant with a moving allowance of $11,640.00 within thirty (30) days of Tenant's acceptance and occupancy of the Premises.

6.   First Right of Opportunity::
     ---------------------------

     If Tenant is not in default of any of the terms, conditions, or covenants of the Lease and Landlord is engaged in negotiation with a third party to enter into a lease for all of or any portion of that area marked as "First Opportunity Area", in Exhibit "B", attached hereto, Landlord shall notify Tenant of such interest. Within ten (10) working days after Landlord gives Tenant notice, Tenant shall: (1) notify Landlord in writing of its desire to lease that space which said third party is interested in leasing: or,
     (2) notify Landlord in writing of its intention not to take said space. Failure to timely notify Landlord of its desire to lease said space or failure to enter into a written lease agreement or amendment with Landlord within thirty (30) days of notification of third party interest for said space, shall be deemed a rejection of such space by Tenant and this Right of First Opportunity shall terminate immediately.

     A. The rental rate for the First Right of Opportunity space, if exercised during the first twelve (12) months of the lease term, shall be at the same rate and terms as the primary lease. If Tenant's exercise of the First Right of Opportunity occurs after the twelfth (12th) month of the lease term, the rental rate shall be the then current fair market rate for properties of equivalent size, utility and location, with the length of the lease term and credit standing of the Tenant to be taken in account.

6.   Renewal Option:
     ---------------

     If at the end of the primary term of this Lease, Tenant is not in default of any of the terms, conditions, or covenants of the Lease, Tenant, but not an assignee or subtenant of Tenant, is hereby granted one (1) option to renew this Lease for an additional term of five (5) years upon the same terms and conditions contained in this Lease with the following exceptions:

     A. Rental for the renewal term shall be the then current fair market rate for properties of equivalent size, utility and location, with the length of the lease term and credit standing of the Tenant to be taken in account. If Tenant desires to renew this Lease, Tenant will notify Landlord of its intention to renew no later than one hundred twenty
          (120) days prior to the expiration date of this Lease. Landlord will provide Tenant with a proposal to renew within fifteen (15) days following notification.

7.        Subordination, Non-Disturbance and Attornment
          ---------------------------------------------

          Tenant agrees that this Lease and all rights of Tenant hereunder shall be subordinate at all times to the lien of any mortgages, deeds of trust or other instruments of security which may hereafter affect the Leased Premises, Building or tract of land described on Exhibit "A" attached hereto. Landlord shall use its reasonable efforts to obtain from the holder or any mortgage or other security instrument to which this Lease is to be subordinated or to whom Tenant is to attorn, a written agreement (hereinafter referred to as a "Non-Disturbance Agreement") to be delivered to Tenant, that (i) so long as Tenant is in compliance with the provisions of this Lease, Tenant's use and occupancy of the Leased Premises and its rights under this Lease shall not be disturbed or affected prior to the expiration or termination of this Lease or by any foreclosure or other action (or by the delivery or acceptance of a deed or other conveyance or transfer in lieu thereof) which may be instituted or undertaken in order to enforce any right or remedy available to the holder of such instrument or any other document evidencing or given as security for the transaction secured thereby, (ii) Tenant shall not be named as a party defendant in any foreclosure, summary; or any other action commenced by any such secured party, and (iii) any party succeeding to the interest of Landlord as a result of any such enforcement action or otherwise shall be bound to Tenant, and Tenant shall be bound to it, under all the terms, covenants and conditions of this lease with the same force and effect as if such party were the original Landlord under this Lease. Landlord covenants and agrees that it will obtain and deliver to Tenant a Non-Disturbance Agreement in accordance with the foregoing provisions from the then holder(s) of any mortage or other security interest affecting the Lease Premises, Building or the tract of land described on Exhibit "A", if any, on or before the date of the Leased Premises are substantially complete.

8.   Signage:
     --------

     Tenant shall have the opportunity to be included on a three-part monument sign to be erected on the property. Landlord will construct the sign base, at Landlord's cost. Tenant shall bear the cost, not to exceed $500.00, of all materials and installation charges incurred in the placement of tenant's name on the sign base.

                                 ADDENDUM "B"

This Addendum "B" is attached hereto and made a part thereof that certain Lease Agreement, dated the 13th day of February 1990, by and between AETNA LIFE INSURANCE COMPANY (the "Landlord"), and CPS BUSINESS SYSTEMS, INC. (the "Tenant"), for office space located at 3400 Carlisle, Dallas, Texas.

1.   ADJUSTMENT TO BASE RENTAL
     -------------------------

     A. For purposes of ascertain the adjustment to Base

     Rental, the following terms shall have the following meanings:

          (i) "Base Amount" shall mean the greater of $5.50 per square foot of rentable area in the building or, the annualized actual costs per square foot of rentable area in the building for the calendar year 1989.

          (ii) "Basic Costs" shall mean all building and Complex operating expenses;

          (iii) "Complex" shall mean the building and any other land or improvements, including related parking facilities, now or hereafter operated, in whole or in part, in common with the building.

          (iv) "Estimated Basic Costs" shall mean a good faith projection of Basic Costs for the forthcoming calendar year;

          (v) "Estimated Basic Costs" shall mean the ratio determined by dividing rentable area in the premises by rentable area in the building. As of the time of execution of this Lease, Tenant's share is 15.32466% subject to the results of Landlord's action to remeasure the building and Tenant's premises, the proration represented herein may be altered to reflect the correct proration established by the remeasurement thereof.

          (vi) "Operating Expenses" shall mean all reasonable expenses, costs, and disbursements (but not replacement of capital Investment items nor specific costs especially billed to and paid by specific Tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the building including, but not limited to, the following:

               (a) Wages salaries, and fees of all personnel engaged solely in the operation, maintenace, or security of the building and personnel who may provide traffic control relating solely to ingress and egress from the parking areas for the building to adjacent streets. All taxes, insurance; and benefits relating to employees providing these services shall also be included;

               (b) All supplies and materials used solely in the operation and maintenance of the building

               (c) Costs of all utilities for the building including but not limited to the cost of water and power, heating, lighting, air conditioning, and ventilation;

          (d) Costs of all maintenance, janitorial, and service agreements for the building and the equipment therein, including but not limited to, alarm service, window cleaning and elevator maintenance.

          (e) Cost of all insurance relating to the building including but not limited to the cost of casualty and liability insurance and Landlord personal property used in connection therewith;

          (f) All taxes, assessments, and other governmental charges, whether federal, state, county, or municipal, and whether they be by taxing districts or authorities presently taxing the premises or by other, subsequently created or otherwise, and any other taxes and assessments attributable to the building or its operation. Tenant will be responsible for its operation. Tenant will be responsible for taxes on its personal property; provided, however, special assessments shall be amortized over the useful life of the improvements built in connection with the special assessment.

          (g) Cost of labor and materials in performing repairs and general maintenance in connection with the building, including without limitation, Landlord's share of all maintenance for the access road to the building and Landlord's share of maintenance of the underground storm drainage system, but excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to Tenants of the building other than Tenant;

          (h) Amortization of the cost of installation of capital investment items which are primarily for the purpose of reducing operating costs of the building (e.g. energy saving devices) or which may be required by governmental authority. All such costs shall be amortized over the reasonable life of the capital investment items by and additional charge to be added to rent and paid by Tenant as additional rent, with the reasonable life and amortization schedule being determined by Landlord in accordance with generally accepted accounting principals, but in no event to extend beyond the reasonable life of the building;

          (i) Landlord accounting, auditing, legal, and management fee applicable to the building such operating expenses shall be computed on a cash basis. All operating expenses shall be determined in accordance with accepted accounting principals which shall be consistently applied.

2.   BILLING ADJUSTMENT TO BASE RENT.
     -------------------------------

     A. For each calender year during the term of this Lease, Base Rental shall be adjusted upward by the amount of Tenant's Share of the increase, if any, of Basic Costs over the Base Amount. Prior to January 1, 1990, and January 1 or each calendar year during the term of this Lease, or as soon as practicable thereafter, Landlord shall provide Tenant with Estimated Basic Costs for the calendar year ahead and Tenant's Share of the increase of Estimated Basic Costs over the Base Amount; thereafter, Tenant's share of the increase of Estimated Basic Costs over the Base Amount shall be paid in twelve (12) equal monthly installments together with the monthly installment of rental due hereunder. (Example: Actual costs equal $5.85/RSF, less $5.50 Base Amount=$.35/RSF times 11,640/RSF=$4,074.00/year;
     $339.50/month.)

     B. By June 1, 1990 and by January 1, or each calendar year thereafter during the term of the Lease, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Basic Costs for the previous calendar year. A lump sum payment (which payment shall be deemed a payment of rent hereunder for all purposes) will be made from Tenant to Landlord, or, as the case may be, from Landlord to Tenant within thirty
     (30) days after the delivery of such statement equal to the difference between Tenant's Share of the increase of Estimated Basic Costs over the Base Amount for the previous calendar year. The effect of this reconciliation payment is that Tenant will pay during the term of this Lease its share of Basic Costs increases over the greater of $5.50 per square foot of rentable area in the building or the annualized actual costs per square foot of rentable area in the building for the calendar year 1989 set forth in 1. A.(i) above.

     C. Tenant at its expense shall have the right at all reasonable times, following prior written notice to Landlord, to audit Landlord's books and records relating to this Lease for any year or years for which Base rental is adjusted pursuant to Addendum "B" hereof.

     D. If this Lease shall terminate on a day other than the last day of a calendar year, that amount of any adjustment between Estimated Basic Costs and Actual Basic Costs with respect of the calendar year in which such costs be prorated on the basis which the number of days from the commencement of such calendar year to and including such termination bears to 365 days; and any amount payable by Landlord to Tenant to Landlord with respect to such adjustment shall be payable within thirty (30) days after delivery by Landlord to Tenant of the statement of Actual Basic Costs with respect to such calendar years.

     E. Notwithstanding, anything to the contrary contained in the Lease Agreement of this Addendum "B", any excess for taxes and insurance (uncontrollable expenses), above that portion of Tenant's Base Amount allocated for taxes and insurance, as set forth above, shall not exceed ten percent (10%) per annum, compounded annually and all other excess expenses, excluding taxes and insurance (controllable expenses) included in Tenant's Base Amount, as set forth above, shall not exceed six percent (6%) per annum, compounded annually. For example, if the initial cost for taxes and insurance is $1.00/RSF, then the first year the taxes and insurance excess would not exceed $.10/RSF; the second year the excess would not exceed $.21/RSF; the third year $.33/RSF, and so on.

7.   Termination. In the event this Agreement is terminated for any reason,
     -----------
Tenant agrees to remove said automobile from the Garage promptly upon demand, otherwise Tenant authorizes Landlord to remove said automobile without assumption of any liability whatsoever.

8.   Rules: Tenant, Tenant's agents, employees invitees or assigns will fully
     -----
comply with all rules and regulations promulgated by Landlord or the government of the use of the Garage.

9.   Default: The following shall constitute events of default by Tenant
     -------
hereunder:

          c. Any default by Tenant under the Lease.

10.  Remedies: Upon the occurrence of any event of default as listed in Section
     --------
9 above, Landlord shall have all remedies provided for Landlord under the Lease.

11.  Notice: Any notice required or permitted hereby shall be given in
     ------
accordance with notice provisions of the Lease.

12.  Binding Effect: The terms and provisions of this Agreement shall inure to
     --------------
the benefit of and be binding upon the respective heirs, representatives, successors and assigns of Landlord and Tenant for the Term of the Lease.

13.  Severability: If any clause or provision of this Agreement is illegal,
     ------------
invalid or unenforceable under any present or future laws effective during the term hereof, then it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby and shall remain in full force and effect.

                                  ADDENDUM C

                           PARKING RENTAL AGREEMENT

THIS PARKING RENTAL AGREEMENT (the "Parking Agreement") is made and entered into as of this 13th day of February 1990, by and between AETNA LIFE INSURANCE COMPANY (the "Landlord") and CPS Business Systems, Inc. (the "Tenant").

     WHEREAS, Landlord and Tenant are parties to one Standard Office Building
Lease Agreement (the "Lease") dated the      day of February, 1990, whereby
Landlord has leased to Tenant, Suite 500 in 3400 Carlisle (the "Building") located at 3400 Carlisle, Dallas, Texas, 75204, consisting of approximately 11,640 rentable square feet; and

     WHEREAS, the parties hereto wish to provide for parking for Tenant.

     NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows;

     1. Lease of Space: Tenant agrees to lease thirty-eight (38) unreserved P-2
        --------------
     (second) level parking spaces from Landlord. Seven (7) of said parking spaces will be reserved. Two (2) of tenant's reserved parking spaces to be located adjacent to the elevator lobby.

     2. Rent: In consideration of this agreement, Tenant promises to pay
        ----
     Landlord at the office of Landlord, in Dallas, Texas, the sum of No/100 Dollars ($0.00),

     3. Term: This Parking Agreement shall take effect March 1, 1990 and shall
        ----
     continue until it expires on April 30, 1995. However, notwithstanding the foregoing, this Agreement shall sooner terminate upon prior termination of the Lease. Should the Lease be extended for any reason, this Agreement shall be extended and continue until the termination of said Lease.

     4. Assignment; Subletting: Upon an approved assignment of the Lease or
        ----------------------
     subletting of the Tenant's space in the Building, the Tenant's parking spaces covered herein will be sublet to Tenant's sublessee or assignee to Tenant's assignee.

     5. Theft: LANDLORD SHALL NOT BE RESPONSIBLE EXCEPT FOR LANDLORD'S GROSS
        -----
     NEGLIGENCE FOR ANY LOSS, THEFT OR DAMAGE TO ANY ARTICLES LEFT IN ANY AUTOMOBILE OR OF TENANT, ITS EMPLOYEES, AGENTS, INVITEES, OR ASSIGNS, NOR SHALL LANDLORD BE RESPONSIBLE FOR ANY LOSS OR DAMAGE TO THE SAID AUTOMOBILE OR ANY PART THEREOF, WHILE IN, OR BEING DRIVEN TO OR FROM THE GARAGE, HOWSOEVER CAUSED. NO PERSON IS AUTHORIZED TO ACCEPT POSSESSION, CARE OR CUSTODY OF ANY ARTICLES IN SAID AUTOMOBILE OR TO AGREE TO ANY CHANGE OF CONDITIONS HEREIN CONTAINED.

     6. Use: Tenant agrees that all automobiles in the Garage driven by Tenant
        ---
     or tenant's invitees shall be driven and handled at the risk of the owner thereof, and any person driving said automobile shall be, and hereby agrees to be the servant and employee of the Tenant.

F. Notwithstanding, anything to contrary contained in the Lease Agreement or this Addendum "B", there shall be excluded from the Operating Expenses any costs incurred for promotional fees or any other costs related to leasing space such as, but not limited to, brokerage fees and legal fees incurred in enforcing the obligations of other tenants.

     The Rentable Square Footage of the building known as 3400 Carlisle is 75,956 rentable square feet, subject to remeasurement of the building.

                                AMENDMENT NO. 1


     This Amendment No. 1 (this "AMENDMENT") is entered into as of January 31,
                                 ---------
1995 between DALLAS METRO REAL ESTATE FUND I ("LANDLORD") successor in interest
                                               --------
to AETNA LIFE INSURANCE COMPANY. ("PREVIOUS LANDLORD") and CPS SYSTEMS, INC., a
                                   -----------------
Texas corporation ("TENANT"), formally know as CPS Business Systems, Inc. for
                    ------
the purpose of amending the lease agreement between Previous Landlord and Tenant dated February 13, 1990 (the "LEASE"). Unless specified otherwise, all
                              -----
capitalized terms used herein shall have the meanings assigned to them in the Lease.

                                   RECITALS

     Tenant is currently occupying Suite 500 in the Building, which contains approximately 11,640 rentable square feet (the "EXISTING PREMISES"), pursuant to
                                                -----------------
the terms of the Lease. Tenant desires to extend the Term of the Lease and to lease the space depicted on Exhibit A containing approximately 2,605 rentable
                            ---------
square feet (the "EXPANSION AREA") on the terms and conditions of the Lease, as
                  --------------
amended hereby. Landlord has agreed to such extension and expansion on the terms and conditions contained herein.

                                  AGREEMENTS:

     For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1.   TERM. The Term for the Existing Premises is hereby extended an
          ----
additional five (5) years and such extented term shall begin on May 1, 1995, (the "EFFECTIVE DATE") and shall expire at 5:00 p.m., Dallas, Texas time, April
      --------------
30, 2000.

     2.   EXPANSION AREA; TENANT'S PROPORTIONATE SHARE; ACCEPTANCE. Landlord
          --------------------------------------------------------
hereby leases to Tenant, and Tenant hereby leases from Landlord, the Expansion Area on the terms and conditions of the Lease, as modified hereby; accordingly, from and after the Expansion Area Effective Date (defined below), the terms "Leased Premises" shall refer collectively to the Existing Premises and the Expansion Area, and Tenant's Proportionate Share shall be increased to 18.75%. Tenant accepts the Expansion Area in its "AS-IS" condition and Landlord shall not be required to perform any demolition work or tenant-finish work therein or to provide any allowances therefor, except as specifically set forth herein. Landlord shall grant Tenant the right to use the Expansion Area in its "AS-IS" condition free of charge until the Expansion Area Effective Date (defined below).

     3.   EXPANSION AREA TERM. The Term for the Expansion Area shall begin on
          -------------------
the earlier of (a) January 1, 1996 or (b) the date on which the Tenant begins conducting their business in the expansion area (the "EXPANSION AREA EFFECTIVE
                                                      ------------------------
DATE") and shall expire coterminously with the Lease at 5:00 p.m., Dallas,
----
Texas, time on April 30, 2000.

     4.   BASIC RENTAL - LEASED PREMISES. Basic Rental for the Leased Premises
          ------------------------------
shall be the following amounts for the following periods of time:


                       ANNUAL BASIC RENTAL RATE PER     MONTHLY INSTALLMENTS OF
TIME                   RENTABLE SQUARE FOOT FOR THE     BASIC RENTAL FOR THE
PERIOD                 LEASED PREMISES                  LEASED PREMISES
-----------------------------------------------------------------------
05/01/95 - 12/31/95         $11.50                          $11,155.00
01/01/96 - 04/30/96         $11.50                          $13,651.46
05/01/96 - 04/30/97         $12.00                          $14,245.00
05/01/97 - 04/30/98         $12.50                          $14,838.54
05/01/98 - 04/30/99         $13.00                          $15,432.08
05/01/99 - 04/30/00         $14.00                          $16,619.17


     5.   TENANT FINISH-WORK: ALLOWANCE. Tenant may construct tenant
          -----------------------------
improvements in the Existing Premises and in the Expansion Area in accordance with Exhibit B hereto.
     ---------

     6.   RATIFICATION. Tenant hereby ratifies and confirms its obligations
          ------------
under the Lease and represents and warrants to Landlord that it has no defenses thereto.

     7.   BINDING EFFECT; GOVERNING LAW. Except as modified hereby, the Lease
          -----------------------------
shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. This Amendment shall be governed by Texas law.

     8. EXPENSE STOP. The "Base Amount" under ADDENDUM B to the Lease shall be
        ------------                          ----------
adjusted to the 1995 Base Year expense stop.


     Executed as of the date first written above.

LANDLORD:                                        TENANT:

DALLAS METRO REAL ESTATE FUND I                  CPS SYSTEMS, INC.



By:/s/ Richard L. Faussek Jr.                    By:/s/ James K. Hoofard Jr.
   --------------------------                       -------------------------

Name: RICHARD L. FAUSSEK JR.                     Name: JAMES K. HOOFARD, JR.
      -----------------------                           --------------------

TITLE: GENERAL PARTNER                           Title: PRESIDENT & COO
       ----------------------                           --------------------

                                   EXHIBIT A

                      [Description Of The Expansion Area]

                          2,605 RENTABLE SQUARE FEET
                           2,265 USABLE SQUARE FEET


                           [FLOOR PLAN APPEARS HERE]

                                   EXHIBIT B

                         TENANT FINISH-WORK ALLOWANCE
                         ----------------------------

     1. Except as set forth in this Exhibit, Tenant accepts the Leased Premises in their "as is" condition on the date that this lease is entered into.

     2. On or before November 30, 1995 for the Existing Premises and for the Expansion Area, Tenant shall provide to Landlord for its approval final working drawings, prepared by an architect/designer that has been approved by Landlord (which shall not be unreasonably withheld) of all improvements that Tenant proposes to install in the Leased Premises; such working drawings shall include (if applicable and if requested by the Landlord in writing) the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (a) they comply with all applicable governmental laws, codes, rules, and regulations, (b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by the Landlord for the construction of tenant improvements. As used herein, "Working Drawings" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "WORK" shall
                                                                   ----
mean all improvements to be constructed in accordance with and as indicated on the Working Drawings. Approval by Landlord of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use, purpose, or condition, or that such drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the Work. Tenant shall sign the Working Drawings to evidence its review and approval thereof.

     3. The Work shall be performed only by contractors and subcontractors approved in writing by Landlord (which shall not be unreasonably withheld). All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance, with paid receipts therefor, must be received by Landlord before the Work is commenced. The Work shall be performed in a good and workmanlike manner that is free of defects and is in strict conformance with the Working Drawings, and shall be performed in such a manner and at such times as to maintain harmonious labor relations and not to interfere with or delay Landlord's other contractors, the operation of the Building, and the occupancy thereof by other tenants. All contractors and subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Work (e.g., elevators, excess electricity, etc.).

     4. Notwithstanding any provision to the contrary in this Amendment, Tenant's obligation to pay Basic Rental and Tenant's share of Excess hereunder shall commence on the scheduled Effective Date.

     5. Tenant shall bear the entire cost of performing the Work (including, without limitation, design of the Work and preparation of the Working Drawings, costs of construction labor and materials, general tenant signage, related taxes and insurance costs, all of which costs are herein collectively called the ("TOTAL CONSTRUCTION COSTS") in excess of the Construction Allowance
  ------------------------
(hereinafter defined). Upon approval of the Working Drawings and selection of a contractor, Tenant shall promptly execute a work order agreement prepared by Landlord which identifies such drawings, itemizes the Total Construction Costs and sets forth the Construction Allowance.

     6. Landlord shall provide to Tenant a construction allowance (the "CONSTRUCTION ALLOWANCE"), to be used solely for tenant improvements within the
 ----------------------
Leased Premises, equal to (a) $3.00 per rentable square foot in the Existing Premises and $12.00 per rentable square foot in the Expansion Area. If Total Construction Cost for the Expansion Area are less than $31,260.00, the unused portion may be used for additional tenant improvements within the Existing Premises. However, if Tenant or its agent is managing the performance of the Work, then Tenant shall not become entitled to full credit for the Construction Allowance until the Work has been substantially completed and Tenant has caused to be delivered to Landlord (1) all invoices from contractors, subcontractors, and suppliers evidencing the cost of performing the Work together with lien waivers from such parties, and a consent of the surety to the finished Work (if applicable) and (2) a certificate of occupancy from the appropriate governmental authority, if applicable to the work, or evidence of governmental inspection and approval of the Work. Notwithstanding the preceding sentence, if Landlord or its agents perform the work, the requirements in the preceding sentence shall be waived.

     7. Landlord or its affiliate shall supervise the Work, make disbursements required to be made to the contractor, and act as a liaison between the contractor and Tenant and coordinate the relationship between the Work, the Building, and the Building's systems.

     8. Tenant shall have the right to use the existing finish materials stored in the Expansion Area at no cost to Tenant.